Exhibit 99.1

ProPhase Labs Announces Filing of Definitive Proxy Statement and New Date for Special Meeting of Shareholders

UNIONDALE, NY, August 19, 2025 (GLOBE NEWSWIRE) – ProPhase Labs, Inc. (NASDAQ: PRPH) (the “Company” or “ProPhase”), a next generation biotech, genomics and consumer products company, today announced that it filed a definitive proxy statement (“DEF 14A”) with the U.S. Securities and Exchange Commission (“SEC”) on Friday, August 15, 2025 and received a “no further comments” letter from the SEC’s Division of Corporation Finance Office of Life Sciences, indicating that the Staff had completed the review of the Preliminary Proxy Statement of Schedule 14A, on Monday, August 18, 2025.

The Special Meeting of Shareholders that was scheduled for August 29, 2025 will now be held on Tuesday, September 9, 2025, at 4:00 p.m. Eastern Time, at 273 Merrick Road, Lynbrook, NY 11563. The additional time ensures proper dissemination of the definitive proxy materials and continued compliance with applicable regulations.

The Board of Directors has unanimously recommended shareholders vote ‘FOR’ all proposals at the upcoming Special Meeting and believes that the proposals to be voted on are primarily intended to position the Company for innovative growth by supporting initiatives such as advancing the crypto treasury strategy that management is exploring. Investment in bitcoin can generate a yield which could be used to support the commercialization of the BE-Smart™ Esophageal Cancer test and grow the Nebula Genomics subsidiary now that the genomics business has been restructured and is projected to be profitable on a pro forma basis. If approved, these proposals are expected to provide ProPhase with the financial flexibility and strategic resources necessary to pursue its opportunities in the biotech, genomics, and digital asset sectors, which the Board believes may increase long-term value and growth potential for all shareholders.

Some key proposals include increasing shares available under equity compensation plans, raising the authorized shares of common stock from 50 million to 1 billion, and authorizing a $15 million share repurchase program. The proposed increase in authorized shares is primarily intended to provide the flexibility and capital structure necessary to pursue the Company’s crypto treasury strategy, which potentially involves the acquisition and long-term holding of digital assets including Bitcoin. Note that increasing the authorized shares simply provides additional financial flexibility and does not necessarily mean that additional shares will be issued.

One of the primary goals of the proposal to increase the authorized common shares is to attract large and powerful players in the crypto industry, including major trading partners, a preeminent investment bank, and other important industry partners. The proposal to increase the authorized shares is in part to attract these players and set up the Company to build its current verticals and add one or more crypto-related verticals over time that could ultimately be substantially accretive to shareholders.

The management team has been working to explore and develop the potential crypto treasury strategy. The Company recognizes the significant underlying value of its subsidiaries and assets and has therefore determined not to explore a reverse merger at this time. To the contrary, the Company’s goal is to build a crypto treasury strategy that takes advantage of several potential liquidity events in the Company’s future, including the potential $50 million from the Crown Medical Collections initiative as well as a possible sale of Nebula Genomics. A portion of either of these potential liquidity events, as well as a potential partnership for the BE- Smart™ Esophageal Cancer test, could be used to invest in a crypto treasury strategy by purchasing Bitcoin that would then generate a yield and earnings for shareholders. It is a conservative way to grow the value of the Company for its shareholders. Any of these potential liquidity events could be structured to provide capital to the Company that is accretive and not dilutive.

CEO Ted Karkus said, “in 2020-2021, the Company initiated the successful launch of the COVID diagnostic lab business, which was built by the subsidiaries’ President Jason Karkus. At that time, there were tens of millions of authorized shares and an ATM available, with the stock trading at about $2 per share. Notably, to fund and grow the COVID diagnostic labs, the Company protected shareholder value and did not use the ATM nor issue shares of common stock until the stock price was over $10 per share, ultimately raising $37.5 million at $12.50 per share in January 2021. The Company then used these funds to invest in building the revenue-producing business operations of the Covid laboratory subs.”

Mr. Karkus continued, “the Board and the management team are committed to operating and financing the Company with a goal to build shareholder value, setting up a structure that gives the Company opportunistic access to accretive (not dilutive) capital that can be deployed to build and grow revenue, including commercialization of the BE-Smart™ Esophageal cancer test and growing the newly-restructured Nebula Genomics subsidiary.”

CEO Ted Karkus addressed the crypto treasury strategy in the Company’s second quarter earnings call, a recording of which can be accessed here: https://www.renmarkfinancial.com/vndrs/second-quarter-2025-results-virtual-conference-call-nasdaq-prph-2025-08-13-140000

Management anticipates providing a further update on its continued work on the crypto treasury initiative in the near future and is excited for its potential.

At ProPhase Labs, we recognize that proactive and meaningful shareholder engagement is essential to our continued success and to building long-term value. We urge all shareholders to thoroughly review the definitive proxy statement, which outlines each proposal and the strategic rationale supporting them. Your informed participation in the upcoming vote is instrumental in guiding our company’s future. The Board firmly believes that approval of these initiatives will enhance our strategic flexibility, position ProPhase to capitalize on evolving market opportunities, and drive sustainable value creation for shareholders.

For additional information regarding the proposals to be acted upon at the upcoming Special Meeting of Stockholders, please refer to the Company’s DEF 14A. A copy of the Definitive Proxy Statement is available free of charge through the SEC’s website at https://www.sec.gov/Archives/edgar/data/868278/000164117225024375/0001641172-25-024375-index.html

Shareholders are encouraged to review the definitive proxy statement as it contains important information regarding the proposals. The mailing of the definitive proxy commenced August 18, 2025 and shareholders of record on August 1, 2025 will be receiving the materials.

Before making any voting decision, shareholders are strongly encouraged to read the definitive proxy statement (including any amendments or supplements) and other relevant materials in full, as they contain important information regarding the matters to be considered at the Special Meeting. Shareholders with questions are encouraged to contact the Company at the email address listed below.

About ProPhase Labs Inc.

ProPhase Labs Inc. (Nasdaq: PRPH) (“ProPhase”) is a next-generation biotech, genomics and consumer products company. Our mission is to build a healthier world through bold innovation and actionable insight. We’re revolutionizing healthcare with industry-leading Whole Genome Sequencing solutions, groundbreaking diagnostic development – such as our potentially life-saving test for the early detection of esophageal cancer – and a world class direct-to-consumer marketing platform for cutting edge OTC dietary supplements. We develop, manufacture, and commercialize health and wellness solutions to enable people to live their best lives. We are committed to executional excellence, smart diversification, and a synergistic, omni-channel approach. ProPhase Labs’ valuable subsidiaries, their synergies, and significant growth underscore our potential for long-term value. www.ProPhaseLabs.com

Forward-Looking Statements

Except for the historical information contained herein, this document contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our strategy, plans, objectives and initiatives, including our expectations regarding the future revenue growth potential of each of our subsidiaries, our expected timeline for commercializing our BE-Smart Esophageal Cancer Test, our expectations regarding future liquidity events, the success of our efforts to collect accounts receivables and anticipated timeline for any payments relating thereto, and our ability to successfully transition into a consumer products company. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include but are not limited to our ability to obtain and maintain necessary regulatory approvals, general economic conditions, consumer demand for our products and services, challenges relating to entering into and growing new business lines, the competitive environment, and the risk factors listed from time to time in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other SEC filings. These forward-looking statements are subject to risks and uncertainties and actual results may differ materially. Details about these risks and uncertainties can be found in our filings with the SEC. The Company undertakes no obligation to update forward-looking statements except as required by applicable securities laws. Readers are cautioned that forward-looking statements are not guarantees of future performance and are cautioned not to place undue reliance on any forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed actions described herein, ProPhase Labs, Inc. has filed a definitive proxy statement and other materials with the U.S. Securities and Exchange Commission (the “SEC”).

BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF PROPHASE LABS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING.

Stockholders will be able to obtain, free of charge, copies of the proxy statement (when available), any amendments or supplements to it, and other documents filed by ProPhase Labs with the SEC at the SEC’s website at www.sec.gov. Copies will also be available on the Company’s website www.ProPhaseLabs.com.

This press release does not constitute a solicitation of any vote or approval. No proxy card, voting instruction form, or other means of voting will be accepted by ProPhase Labs or any of its representatives at this time.

This press release is not an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

All information in this press release is current as of the date indicated. ProPhase Labs undertakes no duty to update any such information, except as required by law.

Rule 14a-12 Filing Notice

This communication is being furnished in connection with the solicitation of proxies from the Company’s stockholders for the Special Meeting and is being made pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Stockholders are advised to read the definitive proxy statement carefully, as it contains important information about the proposals to be considered at the Special Meeting. Stockholders will be able to obtain a copy of the definitive proxy statement, without charge, at the SEC’s website or by contacting the Company’s Investor Relations department.

If you have questions concerning the proposals or how to participate in the Special Meeting, please contact the Company at investorrelations@prophaselabs.com.

Media Relations and Institutional Investor Contact:

ProPhase Labs, Inc.

investorrelations@prophaselabs.com

Retail Investor Relations Contact:

Renmark Financial Communications

John Boidman: jboidman@renmarkfinancial.com

Tel.: (416) 644-2020 or (212) 812-7680

www.renmarkfinancial.com